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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 Date of Report
                                 March 16, 2001
                        (Date of earliest event reported)


                             MARTIN INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)




                 0-26228                                   63-0133054
      ------------------------------         ----------------------------------
        (Commission File No.)                 (IRS Employer Identification No.)




      301 East Tennessee Street
         Florence, Alabama                               35630
   --------------------------------           ---------------------------------
(Address of principal executive offices)                 (Zip Code)



                                 (256) 767-0330
         ---------------------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 5.           Other Events.

         On March 16, 2001, Martin Industries, Inc. (the "Company") issued the press release filed herewith as Exhibit 99.1 with respect to the Company's delisting from the Nasdaq National Market and the Company's request for a hearing before a Nasdaq Listing Qualifications Panel to review the Nasdaq Staff's decision. The release also contains information concerning the status of the Company's negotiations with a prospective lender and its current lender with respect to a new asset- based, secured credit facility to replace its current credit facility, including its $10 million line of credit, and the Company's plans for releasing results for the fourth quarter and fiscal year ended December 31, 2000.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  EXHIBITS.

         Exhibit 99.1 Press Release dated March 16, 2001.


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                  MARTIN INDUSTRIES, INC.
                                                       (Registrant)



Date: March 16, 2001                        By      /s/ James W. Truitt
                                               ------------------------------
                                                      James W. Truitt
                                                  Its Vice President and
                                                  Chief Financial Officer


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